Groupon’s mission is to become the ultimate destination for local experiences and services. The local experiences and services space is a large and underserved market (we estimate the total addressable market opportunity is over $ 1 trillion). Our horizontal internet marketplace connects consumers seeking delightful experiences with local merchants looking to grow their businesses. Leveraging network effects, economies of scale, and low capital requirements, our business model has the potential to create significant value for consumers, merchants, employees, and shareholders. Against this backdrop, our first quarter 2023 results tell a different story with billings and revenue down 14% and 21% year-over-year, net loss of $29 million, negative $5 million in adjusted EBITDA, net operating cash outflow of $76 million and free cash outflow of $86 million. These results indicate the business is facing serious challenges that we must address as a company and underscore the need to implement a significant and urgent transformation. At the same time, if I thought this was an impossible challenge, I would not have accepted the role of Interim CEO. I decided to leave my day-to-day responsibilities as CEO of Pale Fire Capital because I believe in Groupon’s mission and I am confident that we have a winning transformation plan to rebuild the company and reposition it for future growth. Four weeks in as CEO, I see many opportunities to improve the current business trajectory. Considering the low revenues, current product offering and team performance, my view is that current macro conditions are not a constraint to our progress. It is true that our merchant partners have historically used Groupon’s platform as a yield management tool, a use case which many merchants had less need for in an economic environment characterized by high-inflation, supply-constraints, and pent-up demand. However, most of the blockers I see to progress are internal. Our transformation is really about changing the ability of the company to deliver and execute. Every day I see so many opportunities to make Groupon better - if we just execute on these opportunities properly, I am confident we can accomplish our mission. Groupon has a clear target environment where the business can compete and win. My job is to get our business moving in that direction and we have taken steps to increase our urgency, elevate our intensity and raise our standards in order to change the trajectory of our company. Fellow Shareholders,

Q1 2023, LETTER TO SHAREHOLDERS • Fix the supply-side of our marketplace • Raise our product experience to modern marketplace standards • Tune our marketing engine towards lower-funnel performance channels • Assemble a high performance team with a focus on operational excellence • Rebuild our organization structure, business processes and management systems • Create an efficient cost structure • Leverage our other business lines to support Local • Improve our financial flexibility We see the implementation of our transformation plan in 3 phases: is to improve our financial flexibility, improve Groupon’s management systems and operational efficiency, and ensure we have the right team in place to quickly execute on our highest priorities. Steps we have already taken in the first quarter along with additional actions we are taking in the second quarter will position the Company to complete phase 1 of our transformation. will involve major improvements to our product, marketing, and sales, so that our business is better positioned to compete and deliver value for our customers and merchant partners. We have already started executing on this phase and expect it will reach completion before the end of the year. will be a return to growth. As our transformation strategy takes hold, we expect to see an increase in year-over-year Local billings by early 2024, though our revenue growth trends may diverge from our Local billings trends depending on the trajectory of our other categories and the timing of our transformation strategy. Our transformation plan is built on eight strategic pillars that will provide focus, organize our teams and drive momentum. 2 Phase 1 Phase 2 Phase 3 Groupon has a clear target environment where the business can compete and win. My job is to get our business moving in that direction and we have taken steps to increase our urgency, elevate our intensity and raise our standards in order to change the trajectory of our company. Our Transformation Strategy We recognize that turning our business around is going to be tough and that it won’t happen overnight. This requires a focused transformation and requires that we leverage all of our assets. We have developed our transformation strategy by drawing inspiration from a) the principles of building a successful internet marketplace, b) what made Groupon a past success and c) a Groupon clone in the Czech Republic, which successfully completed its transformation from a daily-deal discount flash site to a destination experience marketplace. Our transformation plan is built on eight strategic pillars that will provide focus, organize our teams and drive momentum. These are:

We want to create a more dynamic partnership with merchants that allows us to jointly offer value to the consumer in different ways all year long. 3 Q1 2023, LETTER TO SHAREHOLDERS Everything starts with supply: if we win the right supply, demand will follow. Reinvigorate our merchant partner value proposition Over the last several years, Groupon increased the use of promotional tactics such as item-level sales and promotion codes, while asking merchant partners to fund an increasing portion of our promotions through a program called vendor funded marketing. These promotional tactics are in addition to the initial discount a merchant partner agrees to when they sign up to run on Groupon. Further, the deal structures we offer don't always consider factors important to our merchant partners, such as whether the deal is helping acquire new customers or retain existing customers. Our main “product” to merchants - a heavily discounted deal and an expensive margin structure - does not deliver sustained value and has led to increased churn of our supply base. This, in turn, has limited our offerings of desired deals which has led to negative customer experiences. We need to strike a better balance in sharing value on our platform between the consumer, merchant partners and Groupon. We believe we will do a better job of retaining merchants if we meet them where they are, support their marketing goals and not force them into a predetermined deal structure that may not meet their needs. So creating flexibility that makes sense for Groupon, merchants and consumers will be a major focus for us. We want to create a more dynamic partnership with merchants that allows us to jointly offer value to the consumer in different ways all year long. In general, our goal is to offer a full range of solutions, for example, when merchant partners need to acquire a customer, this will likely require a higher discount for consumers and come with a higher Groupon take rate. When they are looking to retain a customer, our agreement may call for a lower discount for customers and a lower Groupon take rate. Over time, we believe merchant partners should want to work with us because they see us as a trusted go-to-market channel. Improving our merchant value proposition will be a process and will take at least 12 months to slowly transition and achieve the right balance. Return to geo–focus We have brought back a geo-focus to Groupon to ensure we are matching local demand with local supply. Within our top 30 markets across our North America and International segments, we have observed significant variability in performance by market. We have some markets that are growing year-over-year and over 70% recovered versus 2019, while others are shrinking double-digits year-over-year and recovered less than 40%. In our last earnings call, we announced that we are prioritizing merchant acquisition in our top 5 North American markets. While still very early, we see some encouraging signs with our top 5 markets performing better than the rest of North America. This early win gives us confidence that as we return our focus to running our marketplace at the local level, we expect to execute more consistently across our markets and drive better performance. Fix the supply-side of our marketplace

• Unifying our sales leadership under one global head of supply (Barbara Weisz, our longtime leader of International) • Implementing a new compensation plan that better aligns salesforce compensation to outputs. Since rolling out this change in North America, we have seen a double- digit improvement in our sales rep productivity. • Centralizing our global sales operations to increase our efficiency and standardize best practices across markets. My goal is to make Groupon’s product the best solution on the market and, at the same time, calibrate our technology spend. Q1 2023, LETTER TO SHAREHOLDERS Recommit to a sales-driven marketplace We believe our salesforce is critical for generating differentiated supply on our platform and see an opportunity to improve the ROI from our investments in sales. In 2022, our local services salesforce compensation exceeded gross profit for a majority of our new supply in North America, with only 20% of new Local deals selling more than 10 units. We are taking steps to improve sales leadership, pipeline management and sales execution, including. By reinvigorating our merchant value proposition, returning to geo-focus and recommitting to a sales-driven marketplace, we expect to improve the quality of new merchants we onboard and fix the supply-side of our marketplace. Raise our product experience to modern marketplace standards Fixing our technology infrastructure so that we are able to improve our product experience for customers and merchant partners is a key pillar of our transformation strategy. Our current product offering provides a suboptimal experience for both consumers and merchants due to a fragmented redemption process, an unnecessarily complex user interface, and inadequate matching between deals and consumer preferences. This leads to reduced redemption rates, engagement and conversion rates. In addition, heading into the year, our technology spend on cloud, software and engineering was expected to be over 30% of revenues with over 80% of this spend allocated towards maintenance of our current technology infrastructure. A combination of poor product experience yet high resource allocation results in an unattractive ROI. In the first quarter, we changed our Product & Engineering department structure, completed our cloud migration, exited our data centers, reduced our engineering headcount, launched an initiative to reduce software spend and made progress on optimizing our cloud infrastructure. These actions have helped us right-size our tech org and will position us to exit the year at a lower cost profile, while at the same time improving our ability to execute on our product roadmap. As we enter the second quarter, we are increasing our focus on product development and have launched an ambitious hackathon initiative to quickly design, develop and launch product improvements that can address key business challenges and improve the overall customer experience. To mention a few examples of products on our roadmap gamification, personalization, bookability, generative AI-assisted deal and content creation, revamping our deal page, and internal tools. We expect to have more to share with you on this subject by our second quarter earnings. By the second half of the year, I expect we will be executing with an increased velocity on our product roadmap. My goal is to make Groupon’s product the best solution on the market and, at the same time, calibrate our technology spend. This will take some time, but I am confident we will get there. 4

The best teams win, and I believe we are putting together a team that has the potential to be the best I've ever worked with. 5 Q1 2023, LETTER TO SHAREHOLDERS Tune our marketing engine to focus on lower-funnel performance channels In Q1, we did a deep dive into the efficiency of our marketing spend and made a decision to a) focus our marketing spend on lower-funnel performance channels and b) move marketing spend away from incrementality to basic ROI targets based on contribution margin. As a result, our marketing spend as a percentage of gross profits decreased from 33% in the fourth quarter 2022 to 24% in the first quarter 2023. While we may have lost some topline, these were empty calories as their gross margins were not achieving a satisfactory ROI relative to their variable marketing spend. Our efficiency gained in search engine marketing best exemplifies this, where we have seen gross profit from the channel increased year-over-year, but are spending less year-over-year. We have also made great strides in improving our returns on display and affiliate spending, while turning off many other channels where the return did not make sense. We are now making a strong push across our performance channels and are open to increasing our marketing spend as long as the returns are there. We will return to spending on mid and upper funnel channels after we improve our product experience. Assemble a high performance team with a focus on operational excellence Talent is our company’s most valuable asset and the success of our mission will depend in large part on our ability to assemble an exceptionally talented, execution focused, and customer obsessed team. We need builders and doers at all levels and teammates who are pursuing our singular mission and bring qualities like attention to detail, an ability to challenge the status quo, a strong sense of ownership, and a winning attitude. Since the beginning of the year, we have leveraged Pale Fire Capital’s local network in the Czech Republic to bring talent on board, including the majority of our senior leadership team (“STeam"). In addition, we have recently had some success hiring boomerangs, individuals who were previously part of Groupon and are excited to return to help drive our transformation. We are moving quickly to identify star performers both inside Groupon and from outside that are passionate about our mission and eager for the opportunity to drive change and excited to participate in Groupon’s success, both financially and from a personal growth perspective. The best teams win, and I believe we are putting together a team that has the potential to be the best I have ever worked with. You can find more information about our senior leadership team on our corporate website. Rebuild our organization structure, business processes and management systems We need to do a much better job of incorporating operational excellence into everything we do. We are taking steps to ensure that we have a strong management team and operating systems in place to empower Groupon to make bolder decisions more quickly and ensure that our global team has the utmost clarity on our initiatives and goals, while still meeting all regulatory and reporting requirements.

We continue to see opportunities to improve Groupon’s ability to execute more efficiently and in turn further reduce costs. Q1 2023, LETTER TO SHAREHOLDERS6 Groupon’s organization remains very complex and, as its historical results have shown, has struggled to execute and deliver against its goals. We are taking action to make the organization flatter (the number of upper management roles has decreased 45% in the past year) and leaner as we cancel projects that are duplicative or lower priority. A flatter and leaner organization will enable us to execute our highest priorities faster. Our new leadership team is breaking down silos and bringing together disparate functions and business processes, so our teams work towards keeping our customers at the center of everything we do rather than continuing with internal focused habits. We are also implementing a performance culture with metrics and KPIs for every team, so everything that we do is intentional and focused on key priorities to drive the performance of our business. Finally, we have taken steps to improve our management system, including working to reduce the number of meetings and implementing a modern project management tool which is being used by over 400 teammates on a daily basis as their central tool for communication, collaboration and file management. Create an efficient cost structure Despite multiple cost actions, we continue to see opportunities to improve Groupon’s ability to execute more efficiently and in turn further reduce costs. This is not a situation where we have to choose between growth or starving the Company of the resources it needs to grow. We see opportunities to improve efficiencies through automation of manual processes, simplification of business processes and implementation of AI tools. We have large categories of spend (cloud and software, to name a few), where a Company our size simply doesn’t need the current footprint. We also have many small categories of spend, which we are reviewing to ensure proper business justification. We are currently on-track with our goal to exit the year with a non-GAAP SG&A run-rate of $290 million. This target has not changed with our new CFO joining a few weeks ago. As we make progress on our transformation, we will keep shareholders updated on any changes to our SG&A target. Even at the current topline performance, I believe we can improve the bottom line once we have the proper organization structure in place and adopt a mindset of frugality. Leverage our other categories to support Local Inventory in our other categories, Goods and Travel, is currently assembled to optimize their respective categories. We are planning to shift our merchandising from a verticalization strategy to an approach where all categories should be complementary to our experiential value proposition and our mission to be the ultimate destination for local experiences and services. In Goods, we will evolve our merchandising to offer seasonal trends and inspirational gifts, which will help drive freshness and engagement. Our Travel category will pursue experiential travel, for example by curating packages that include attractions and accommodations together. These types of travel offers can help drive growth in our average order value and serve as a margin generator.

The January restructuring announcement and March amendment to our credit facility are examples of steps Groupon has taken towards improving its financial foundation to support our transformation this year. Over time, our goal is to evolve our approach to customer lifetime value with a portfolio of experience offerings, some that help drive acquisition, retention and engagement, while others that drive margin and profitability. Striking this balance will be a key step towards unlocking the synergy potential of our horizontal marketplace business model. The January restructuring announcement and March amendment to our credit facility are examples of steps Groupon has taken towards improving its financial foundation to support our transformation this year. With these actions and additional management plans, we believe we will have sufficient liquidity to meet our obligations as they become due over the next twelve months. We are also currently evaluating several different strategies to enhance our liquidity position. These strategies may include, but are not limited to, pursuing additional actions under our multi-phase cost savings plan, seeking additional financing from both the public and private markets through the issuance of equity or debt securities, and potential monetization of certain non-core assets, including our stake in SumUp, ownership of GiftCloud and our portfolio of Intellectual Property. There is no silver bullet to fix Groupon. Success here will require numerous small improvements as we make the company more efficient, rebuild our processes, fix our supply and increase velocity on product innovation. As we transform the company this year, we will increase the value we deliver to our customers and merchant partners and put in a strong foundation for future growth. Our ongoing progress wouldn’t be possible without our incredible team. I’m very proud of the Groupon team and their collective efforts and hard work. We continue to transform our company to realize our vision while navigating a challenging environment. I look forward to updating you again when we announce the results of our second quarter earnings in August. Best regards, Dušan Šenkypl Interim CEO & Director Q1 2023, LETTER TO SHAREHOLDERS7 Improving our financial flexibility Conclusion

APPENDIX IN ADDITION TO THE Q1 2023 LETTER TO STOCKHOLDERS, GROUPON ALSO FILED ITS FORM 10-Q WITH THE SECURITIES AND EXCHANGE COMMISSION AND POSTED A PRESS RELEASE, FINANCIAL TABLES, ON ITS INVESTOR RELATIONS WEBSITE (investor.groupon.com). This letter contains references to non-GAAP financial measures Adjusted EBITDA, non-GAAP SG&A, and free cash flow. These non-GAAP financial measures, which are presented on a continuing operations basis, are intended to aid investors in better understanding our current financial performance and prospects for the future as seen through the eyes of management.We believe that these non-GAAP financial measures facilitate comparisons with our historical results and with the results of peer companies who present similar measures(although other companies may define their non-GAAP measures differently than us, even when similar terms are used to identify such measures). However, these non- GAAPfinancial measures are not intended to be a substitute for those reported in accordance with U.S. GAAP. Adjusted EBITDA is a non-GAAP performance measure that we define as income (loss) from operations excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation and other special charges and credits, including items that are unusual in nature or infrequently occurring. Our definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key measure used by our management and Board of Directors to evaluate operating performance, generate future operating plans and make strategic decisions for the allocation of capital. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and Board of Directors. However, Adjusted EBITDA is not intended to be a substitute for income (loss) from operations. Free cash flow is a non-GAAP liquidity measure that comprises net cash provided by operating activities less purchases of property and equipment and capitalized software from operations. We use free cash flow to conduct and evaluate our business because, although it is similar to cash flow from operations, we believe that it typically represents a more useful measure of cash flows because purchases of fixed assets, software developed for internal use and website development costs are necessary components of our ongoing operations. Free cash flow is not intended to represent the total increase or decrease in our cash balance for the applicable period. Non-GAAP Selling, general and administrative is a non-GAAP measure that adjusts our selling, general and administrative to exclude the impact of depreciation and amortization and stock-based compensation. For additional information regarding these non-GAAP financial measures and reconciliation of these measures to the most applicable financial measures under U.S. GAAP, see “Non-GAAP Reconciliation Schedules” and “Supplemental Financial and Operating Metrics” included in the tables accompanying the earnings press release announcing our financial results for the quarter ended March 31, 2023, posted to our Investor Relations website, investor.groupon.com. Note on Forward-Looking Statements The statements contained in this letter that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our ability to execute, and achieve the expected benefits of our go-forward strategy; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability resulting from the conflict in Ukraine; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulation of the Internet and e-commerce; classification of our independent contractors, agency workers or employees; our ability to remediate our material weakness over internal control over financial reporting; risks relating to information or content published or made available on our websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; our ability to use our tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; our ability to raise capital if necessary; our ability to continue as a going concern; risks related to our access to capital and outstanding indebtedness, including our convertible senior notes; our common stock, including volatility in our stock price; our ability to realize the anticipated benefits from the capped call transactions relating to our convertible senior notes; difficulties, delays or our inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2022 and Part II, Item 1A. Risk Factors of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and our other filings with the Securities and Exchange Commission (the "SEC"), copies of which may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance. You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither Groupon nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect our expectations as of May 10, 2023. We undertake no obligation to update publicly any forward looking statements for any reason after the date of this letter to conform these statements to actual results or to changes in our expectations. About Groupon Groupon (www.groupon.com) (NASDAQ: GRPN) is a trusted local marketplace where consumers go to buy services and experiences that make life more interesting and deliver boundless value. To find out more about Groupon, please visit https://about.groupon.com/press.